Trade and other receivables	6 Months Ended
Jun. 30, 2023
Trade and other receivables.
Trade and other receivables

19.Trade and other receivables

	June 30, 2023	December 31, 2022
Trade receivables	37,001	41,874
Deposits and prepayments	2,038	2,987
VAT refundable	2,068	460
Other receivables	18	51
Total	41,125	45,372

The Group does not hold any collateral over the trade receivables balances, nor is there any related financing component.

The fair values of trade and other receivables approximate to their carrying amounts as presented above as they are mostly of a short-term nature.

The exposure of the Group to credit risk and impairment losses in relation to trade and other receivables is reported in Note 29 to these interim condensed consolidated financial statements.

The amount of ECL in respect of trade and other receivables is 1,414 as at June 30, 2023 and is 1,512 as at December 31, 2022.